                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

/s/ F. Duane Ackerman                               February 28, 2005
--------------------------------------       ------------------------------
         F. Duane Ackerman                                 Date
Chairman of the Board, President
Chief Executive Officer and Director
   (Principal Executive Officer)

/s/ Ronald M. Dykes                                 February 28, 2005
--------------------------------------       ------------------------------
           Ronald M. Dykes                                 Date
       Chief Financial Officer
   (Principal Financial Officer)

/s/ W. Patrick Shannon                              February 28, 2005
--------------------------------------       -------------------------------
         W. Patrick Shannon                                Date
     Senior Vice President - Finance
          and Controller

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Reuben V. Anderson                                 February 28, 2005
---------------------------------------         --------------------------------
        Reuben V. Anderson                                    Date
           Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James H. Blanchard                               February 28, 2005
-----------------------------------         -----------------------------------
      James H. Blanchard                                  Date
          Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

      /s/ J. Hyatt Brown                             February  28, 2005
------------------------------------         -----------------------------------
         J. Hyatt Brown                                      Date
           Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

       /s/Armando M. Codina                              February 28, 2005
---------------------------------------         -------------------------------
         Armando M. Codina                                    Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ Kathleen F. Feldstein                 February  28, 2005
------------------------------------         -----------------------------------
        Kathleen F. Feldstein                              Date
             Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

      /s/ James P. Kelly                              February 28, 2005
------------------------------------         -----------------------------------
          James P. Kelly                                    Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

      /s/ Leo F. Mullin                              February 28, 2005
------------------------------------         -----------------------------------
          Leo F. Mullin                                    Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

  /s/ Robin B. Smith                                   February 28, 2005
---------------------------                     --------------------------------
      Robin B. Smith                                         Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2004.

      NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ William S. Stavropoulos                          February 28, 2005
------------------------------------         -----------------------------------
    William S. Stavropoulos                                 Date
           Director